                                                                    Exhibit 10.1


                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  This Sixth Amendment to Loan and Security Agreement (the "Sixth Amendment") is made as of this __ day of August, 2000 by and between

                  Fleet Retail Finance Inc., formerly known as BankBoston Retail Finance Inc. (in such capacity, herein the "Agent"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for the ratable benefit of the "Lenders", who are party to the Agreement (defined below)

                                       and

                  Back Bay Capital Funding LLC, a Delaware Limited Liability Company with offices at 40 Broad Street, Boston, Massachusetts 02109 (the "Term Lender")

                                       and

                  Drug Emporium, Inc. (hereinafter, the "Borrower"), a Delaware corporation with its principal executive offices at 155 Hidden Ravines Drive, Powell, Ohio 43065 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:

         WHEREAS, on October 28, 1998 the Agent, the Lenders and the Borrower entered in a certain Loan and Security Agreement, as amended by a First Amendment to Loan and Security Agreement dated May 11, 1999, a Second Amendment to Loan and Security Agreement dated September 15, 1999, a Third Amendment to Loan and Security Agreement dated December 10, 1999, a Fourth Amendment to Loan and Security Agreement dated March 8, 2000, and a Fifth Amendment to Loan and Security Agreement dated May 10, 2000 (the "Agreement"); and

         WHEREAS, the Borrower, the Agent, the Lenders, and the Term Lender desire to amend certain of the provisions of the Agreement;

         NOW, THEREFORE, it is hereby agreed among the Agent, the Lenders, the Term Lender, and the Borrower as follows:


1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined



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shall have the same meaning herein as in the Agreement.

2.

3. AMENDMENT TO ARTICLE 1. Article 1 of the Agreement is hereby amended by deleting the definition of "Libor Margin" and replacing it with the following:

4.

5.

         "LIBOR MARGIN":   (a) Until Section (b) of this Definition is in
                  effect: 250 basis points.

                           (b) Commencing February, 2001, the Libor Margin shall
                  be reset monthly (commencing with the Business Day after the Agent's receipt of the Pricing Certificate (Section ) for loans initiated on or after the date when so set, that is to say Libor contracts in effect at the time of increases/decreases in margin will remain at the margin originally utilized when the contract was opened. The margin in effect at a given time will apply to contracts opened at that time, and shall be based upon the following pricing grid:

                            LIBOR MARGIN PRICING GRID

      ------------ -------------------------------- --------------------------------- ------------------
      TIER         FIXED CHARGE RATIO               TRAILING/ROLLING 12 MONTH         MARGIN (BASIS
                                                    AVERAGE EXCESS AVAILABILITY       POINTS)
      ------------ -------------------------------- --------------------------------- ------------------
      I            Equal or Greater than 1.7        Equal or Greater than             125
                                                    $20,000,000.00
      ------------ -------------------------------- --------------------------------- ------------------
      II           Equal or Greater than 1.7        Less than $20,000,000.00          150
      ------------ -------------------------------- --------------------------------- ------------------
      III          less than 1.7 and greater than   N/A                               150
                   1.25
      ------------ -------------------------------- --------------------------------- ------------------
      IV           less than 1.25 and greater       N/A                               200
                   than 1.0
      ------------ -------------------------------- --------------------------------- ------------------
      V            less than or equal to 1.0        N/A                               250
      ------------ -------------------------------- --------------------------------- ------------------


1. AMENDMENT TO ARTICLE 2A. Section 2A-4(a) of the Agreement is hereby amended to read as follows:

2.

         2A-4. INTEREST ON THE TERM LOAN.

         (a) The unpaid principal balance of the Term Loan shall bear interest, until repaid, fixed at 15.25% per annum, payable as follows:


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                  (i) Interest on the unpaid principal balance of the Term Loan, equal to 12.75% per annum ("CURRENT PAY INTEREST") shall be payable monthly in arrears, on the first day of each month, and on the Term Loan Maturity Date.

                  (i) Accrued Interest on the unpaid principal balance of the Term Loan, equal to 2.5% per annum ("PIK INTEREST") , shall be added to the then unpaid principal balance of the Term Note quarterly, on the first day of each April, July, October, and January hereafter.

         (a) Following the occurrence of any Event of Default (and whether or not Acceleration has taken place), at the direction of the Term Lender, Current Pay Interest shall be 14.75% per annum and PIK Interest shall remain at 2.5% per annum.

1. WAIVER OF COMPLIANCE WITH SECTIONS 4-18, 4-19, 4-20 AND 4-23. The Lenders waive compliance by the Borrower with the terms of Sections 4-18, 4-19, 4-20 and 4-23 of the Agreement in connection with the investments in and/or loans to be made in connection with the continued operation of Borrower's commerce business ("E-Commerce", which term includes DrugEmporium.com Inc. and the business to be carried on by it), including without limitation, any amount invested in, advanced to or paid or incurred by or on behalf of E-Commerce up to a maximum aggregate amount of $30,500,00.00. An additional amount not to exceed $1,500,000.00 may be invested in, advanced to or paid or incurred by or on behalf of E-Commerce for a period ending 60 days from the date of this Amendment. Thereafter, no further amounts shall be advanced to E-COMMERCE directly or indirectly, including by way of any additional trade support.

2.

3. REVOLVING CREDIT AMENDMENT FEE. As compensation for the Revolving Credit Lenders' having committed to enter into this Sixth Amendment the Borrower shall pay to the Agent for the benefit of the Revolving Credit Lenders, at closing, an amendment fee in the amount of $110,000.00.

4.

5. TERM LOAN AMENDMENT FEE. As compensation for the Term Lender's having committed to enter into this Sixth Amendment the Borrower shall pay to the Agent for the benefit of the Term Lender, at closing, an amendment fee in the amount of $12,500.00.

6.

7. RATIFICATION OF LOAN DOCUMENTS. Except as provided herein, all terms and conditions of the Agreement and of the other Loan Documents remain in full force and effect. Furthermore, except as provided herein, all warranties and representations made in the Agreement and in the other Loan Documents remain in full force and



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effect.

8.

9. CONDITIONS TO EFFECTIVENESS. This Sixth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

10.

         (a) This Sixth Amendment shall have been duly executed and delivered by the all necessary parties hereto.

         (a) No Suspension Event shall have occurred and be continuing.

         (a) The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and the Agent's counsel may have reasonably requested.

         (a) The Agent shall promptly notify the Borrower when such conditions are satisfied.

         (a) The Borrower shall have paid to the Agent for the account of the Revolving Credit Lenders and the Term Lender, the respective Amendment Fees.

         (a) The Borrower shall have furnished the Agent with corporate resolutions authorizing the execution of this Amendment and the documents contemplated herein.

1.       MISCELLANEOUS.

2.

         (a) This Sixth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

         (a) This Sixth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         (a) Any determination that any provision of this Sixth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Sixth Amendment.


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(a)      The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees, in connection with the preparation, negotiation, execution and delivery of this Sixth Amendment.










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         (a) The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Sixth Amendment and is not relying on any representations or warranties of any Lender or the Agent or their respective counsel in entering into this Sixth Amendment.

         IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Loan and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.

                                    DRUG EMPORIUM, INC.
                                    ("Borrower")

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    FLEET RETAIL FINANCE INC.
                                    ("Agent")


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                The "LENDERS"

                                    FLEET RETAIL FINANCE INC.


                                    By
                                      ------------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


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                                    NATIONAL CITY COMMERCIAL FINANCE, INC.


                                    By
                                      ------------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO


                                    By
                                      ------------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


                                    LASALLE BUSINESS CREDIT, INC.


                                    By
                                      ------------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------

                                    BACK BAY CAPITAL FUNDING LLC


                                    By
                                      ------------------------------------------
                                    Print Name:
                                               ---------------------------------
                                    Title:
                                          --------------------------------------


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